Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Corporate Bond Fund

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Discovery Mid Cap Growth Fund

Oppenheimer Dividend Opportunity Fund

Oppenheimer Emerging Markets Innovators Fund

Oppenheimer Emerging Markets Local Debt Fund

Oppenheimer Equity Income Fund

Oppenheimer Fundamental Alternatives Fund

Oppenheimer Global Allocation Fund

Oppenheimer Global Fund

Oppenheimer Global High Yield Fund

Oppenheimer Global Multi-Alternatives Fund

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Oppenheimer Global Multi Strategies Fund

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Oppenheimer Limited-Term Bond Fund

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Oppenheimer Rochester® AMT-Free Municipal Fund

Oppenheimer Rochester® AMT-Free New York Municipal Fund

Oppenheimer Rochester® Arizona Municipal Fund

Oppenheimer Rochester® California Municipal Fund

Oppenheimer Rochester® High Yield Municipal Fund

Oppenheimer Rochester® Intermediate Term Municipal Fund

Oppenheimer Rochester® Limited Term California Municipal Fund

Oppenheimer Rochester® Limited Term Municipal Fund

Oppenheimer Rochester® Maryland Municipal Fund

Oppenheimer Rochester® Massachusetts Municipal Fund

Oppenheimer Rochester® Michigan Municipal Fund

Oppenheimer Rochester® Minnesota Municipal Fund

Oppenheimer Rochester® New Jersey Municipal Fund

Oppenheimer Rochester® North Carolina Municipal Fund

Oppenheimer Rochester® Ohio Municipal Fund

Oppenheimer Rochester® Pennsylvania Municipal Fund

Oppenheimer Rochester® Short Term Municipal Fund

Oppenheimer Rochester® Virginia Municipal Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Plus Fund

Oppenheimer Small Cap Value Fund

Oppenheimer SteelPath Panoramic Fund

Oppenheimer Ultra-Short Duration Fund

Oppenheimer Value Fund

Supplement dated April 10, 2017 to the Summary Prospectus

This supplement amends the Summary Prospectus of each of the above-referenced Funds (each, a “Fund”), and is in addition to any other supplements.

The reference in the section “Fees and Expenses of the Fund” to the Appendix in the Statement of Additional Information is revised to refer to the appendix to the prospectus titled “Special Sales Charge Arrangements and Waivers.”

April 10, 2017                                                                         PS0000.163

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Supplement dated March 27, 2017 to the

Summary Prospectus dated January 27, 2017

This supplement amends the Summary Prospectus of Oppenheimer Rochester Limited Term Municipal Fund (the “Fund”), dated January 27, 2017, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded them in the Summary Prospectus.

Effective June 1, 2017:

1.	The Fund will change its name to “Oppenheimer Rochester Short Duration High Yield Municipal Fund.”

2.	The first five paragraphs under the section “Principal Investment Strategies” are deleted in their entirety and replaced by the following:

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from regular federal individual and, as applicable, the Fund’s state income tax. The Fund selects investments without regard to the alternative minimum tax (“AMT”). Under normal market conditions, the Fund will generally maintain an investment portfolio with a weighted average effective duration of less than five years. Duration is a measure of the portfolio’s price sensitivity to interest rates (expressed in years). As duration increases, volatility increases as applicable interest rates change.

Under normal market conditions, the Fund will not invest more than 35% of its total assets in securities rated below-investment-grades also referred to as “junk bonds,” at the time of acquisition. Investment-grade securities are rated in one of the four highest rating categories of a nationally recognized statistical rating organization, such as S&P Global Ratings (or in the case of unrated securities, determined by the Fund’s investment sub-adviser to be comparable to securities rated investment-grade). The Fund also invests in unrated securities, in which case the Fund’s investment sub-adviser, OppenheimerFunds, Inc., internally assigns ratings to those securities, after assessing their credit quality and other factors, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the subadviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical ratings organization.

To the extent the Fund invests in pre-refunded municipal securities collateralized by U.S. government securities, the Fund may treat those securities as investment-grade (AAA) securities even if the issuer itself has a below-investment-grade rating.

The Fund invests in municipal securities issued by the governments of states, their political subdivisions (such as cities, towns, counties, agencies and authorities) and the District of Columbia, U.S. territories, commonwealths and possessions or by their agencies, instrumentalities and authorities. These primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations), interests in municipal leases, and tax-exempt commercial paper. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source.

The Fund seeks to maintain a dollar–weighted average effective portfolio maturity of five years or less, however it can buy securities that have short, intermediate or long maturities. A substantial percentage of the securities the Fund buys may be “callable,” meaning that the issuer can redeem them before their maturity date. Because of events affecting the bond markets and interest rate changes, the maturity of the portfolio might not meet the target sought to be maintained at all times.

The Fund can invest substantial amounts of its assets in private activity municipal securities that pay interest that is tax-exempt but which may be a “tax-preference item” for investors subject to alternative minimum taxation. The Fund also borrows for leverage and invests in inverse floaters, a variable rate obligation and form of derivative, to seek increased income and return. The Fund can expose up to 15% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund can also borrow money to purchase additional securities, another form of “leverage”. Although the amount of borrowing will vary from time to time, the amount of leveraging from borrowings will not exceed one-third of the Fund’s total assets.

3.	The last paragraph under the section “Risks of Below-Investment-Grade Securities” is deleted in its entirety and replaced by the following:

Because the Fund can invest up to 35% of its total assets in below-investment-grade securities, the Fund’s credit risks are greater than those of funds that buy only investment-grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s Sub-Adviser has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. If the Fund has more than 35% of its total assets invested in below-investment-grade securities, the Sub-Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction.

4.	The last paragraph under the section “Inverse Floaters” is deleted in its entirety and replaced by the following:

The Fund may enter into shortfall/reimbursement agreements with the liquidity provider in connection with certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a "mandatory tender event." In connection with such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. The Sub-Adviser monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in related inverse floaters, if it deems it appropriate to do so.

March 27, 2017	PS0860.041

Oppenheimer
Rochester® Limited Term Municipal Fund
NYSE Ticker Symbols
Class A	OPITX
Class B	OIMBX
Class C	OITCX
Class Y	OPIYX
Summary Prospectus        January 27, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/RochesterLimitedTermMunicipalFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.
The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated January 27, 2017, and through page 98 of its most recent Annual Report, dated September 30, 2016, are incorporated by reference into this Summary Prospectus. You can access the Fund’s prospectus and SAI at https://www.oppenheimerfunds.com/fund/RochesterLimitedTermMunicipalFund. The Fund’s prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks tax-free income.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $100,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section “About Your Account” beginning on page 20 of the prospectus and in the sections “How to Buy Shares” beginning on page 49 and “Appendix A” in the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class B	Class C	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None	4%	1%	None
Annual Fund Operating Expenses*
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Y
Management Fees	0.41%	0.41%	0.41%	0.41%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None

Other Expenses

Interest and Related Expenses from Inverse Floaters	0.03%	0.03%	0.03%	0.03%

Interest and Fees from Borrowings	0.07%	0.07%	0.07%	0.07%

Other Expenses	0.18%	0.19%	0.19%	0.18%

Total Other Expenses	0.28%	0.29%	0.29%	0.28%

Total Annual Fund Operating Expenses	0.94%	1.70%	1.70%	0.69%
*	Expenses have been restated to reflect current fees.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$319	$519	$736	$1,359	$319	$519	$736	$1,359

Class B	$574	$740	$1,031	$1,633	$174	$540	$931	$1,633

Class C	$274	$540	$931	$2,025	$174	$540	$931	$2,025

Class Y	$71	$221	$385	$861	$71	$221	$385	$861
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies. Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from regular federal individual and, as applicable, the Fund’s state income tax. The Fund selects investments without regard to the alternative minimum tax (“AMT”). Under normal market conditions, the Fund will not invest more than 5% of its total assets in securities rated below-investment-grade at the time of acquisition.
Investment-grade securities are rated in one of the four highest rating categories of a nationally recognized statistical rating organization, such as S&P Global Ratings (or in the case of unrated securities, determined by the Fund’s investment sub-adviser to be comparable to securities rated investment-grade). The Fund also invests in unrated securities, in which case the Fund’s investment sub-adviser, OppenheimerFunds, Inc., internally assigns ratings to those securities, after assessing their credit quality and other factors, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the sub-adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical ratings organization.
The Fund invests in municipal securities issued by the governments of states, their political subdivisions (such as cities, towns, counties, agencies and authorities) and the District of Columbia, U.S. territories, commonwealths and possessions or by their agencies, instrumentalities and authorities. These primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations), interests in municipal leases, and tax-exempt commercial paper. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source.
The Fund seeks to maintain a dollar-weighted average effective portfolio maturity of five years or less, however, it can buy securities that have short, intermediate or long maturities. A substantial percentage of the securities the Fund buys may be “callable,” meaning that the issuer can redeem them before their maturity date. Because of events affecting the bond markets and interest rate changes, the maturity of the portfolio might not meet the target at all times.
The Fund can invest substantial amounts of its assets in private activity municipal securities that pay interest that is tax-exempt but which may be a “tax-preference item” for investors subject to alternative minimum taxation. The Fund also borrows for leverage and invests in inverse floaters, a variable rate obligation and form of derivative, to seek increased income and return. The Fund can expose up to 5% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund can also borrow money to purchase additional securities, another form of “leverage”. Although the amount of borrowing will vary from time to time, the amount of leveraging from borrowings will not exceed one-third of the Fund’s total assets.
In selecting investments for the Fund, the portfolio managers generally look for a wide range of issuers and securities nationwide that provide high current income, including unrated bonds and securities of smaller issuers that might be overlooked by other investors and funds that offer high current income. The portfolio managers also focus on securities with coupon interest or accretion rates, current market interest rates, callability and call prices that might change the effective maturity of particular securities and the overall portfolio and securities with various maturities in an effort to reduce share price volatility.
The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but are not required to do so.
Principal Risks. The price of the Fund’s shares can go up and down substantially. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth less than what you paid for them. These risks mean that you can lose money by investing in the Fund.
Risks of Investing in Municipal Securities. Municipal securities may be subject to interest rate risk, duration risk, credit risk, credit spread risk, extension risk, reinvestment risk and prepayment risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Duration risk is the risk that longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund’s income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer’s credit rating, for any reason, can also reduce the market value of the issuer’s securities. “Credit spread” is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund’s lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price. Extension risk is the risk that an increase in interest rates could cause principal payments on a debt security to be repaid at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income.
Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books and could experience a loss. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by Fund shareholders, which may be triggered by general market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices.
Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.
Risks of Below-Investment-Grade Securities. As compared to investment-grade debt securities, below-investment-grade debt securities (also referred to as “junk” bonds), whether rated or unrated, may be subject to greater price fluctuations and increased credit risk, as the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.
Because the Fund can invest up to 5% of its total assets in below-investment-grade securities, the Fund’s credit risks are greater than those of funds that buy only investment-grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s Sub-Adviser has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. If the Fund has more than 5% of its total assets invested in below-investment-grade securities, the Sub-Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction.
Risks of Shorter-Term Securities. Normally, when interest rates change, the values of shorter-term debt securities change less than the values of securities with longer maturities. The Fund tries to reduce the volatility of its share prices by seeking to maintain a shorter average effective portfolio maturity. However, shorter-term securities may have lower yields than longer-term securities. Shorter-term securities are also subject to extension and reinvestment risk. The Fund is subject to extension risk when principal payments on a debt security occur at a slower rate than expected, potentially extending the average life of the security. For securities with a call date in the near future, there is the risk that an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer may effectively change a short- or intermediate-term security into a longer term security, which could have the effect of locking in a below-market interest rate on the security, increasing the security’s duration, making the security more vulnerable to interest rate risk, reducing the security’s market value and increasing the Fund’s average effective portfolio maturity. Under such circumstances, because the values of longer term securities generally fluctuate more widely in response to interest rate changes than shorter term securities, the Fund’s volatility could increase. Reinvestment risk is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.
Risks of Investing in U.S. Territories, Commonwealths and Possessions. The Fund also invests in obligations of the governments of U.S. territories, commonwealths and possessions such as Puerto Rico, the U.S. Virgin Islands, Guam, and the Northern Mariana Islands to the extent such obligations are exempt from regular federal individual income taxes. Accordingly, the Fund may be adversely affected by local political, economic and social conditions and developments within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations.
Certain of the municipalities in which the Fund invests, including Puerto Rico, currently experience significant financial difficulties. As a result, securities issued by certain of these municipalities are currently considered below-investment-grade securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory, commonwealth or possession in which the Fund invests could affect the market values and marketability of many or all municipal obligations of such state, territory, commonwealth or possession.
As of the date of this prospectus, the Fund invested a significant percentage of its total assets in Puerto Rican municipal securities. In the past two years, securities issued by Puerto Rico and its agencies and instrumentalities have been subject to multiple credit downgrades as a result of Puerto Rico’s ongoing fiscal challenges and uncertainty about its ability to make full repayment on these obligations. More recently, certain issuers of Puerto Rican municipal securities have failed to make payments on obligations that have come due, and additional missed payments or defaults may be likely to occur in the future. Such developments could adversely impact the Fund’s performance.
Municipal Sector Focus Risk. The Fund will not concentrate its investments in issuers in any one industry. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund’s total assets in issuers in the same industry constitutes concentration in that industry. Many types of municipal securities (such as general obligation, government appropriation, municipal leases, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this policy. Therefore, the Fund may invest more than 25% of its total assets in those types of municipal securities. Those municipal securities may finance or pay interest from the revenues of projects that are subject to similar economic, business or political developments that could increase their credit risk. Legislation that affects the financing of a particular municipal project, or economic factors that have a negative impact on a project, would be likely to affect many other similar projects. At times, the Fund may change the relative emphasis of its investments in securities issued by certain municipalities. If the Fund has a greater emphasis on investments in one or more particular municipalities, it may be subject to greater risks from adverse events affecting such municipalities than a fund that invests in different municipalities or that is more diversified.
Risks of Tobacco Related Bonds. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state.
The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA, including challenges by participating tobacco manufacturers regarding the amount of annual payments owed under the MSA.
The Fund can invest up to 25% of its total assets in tobacco-related bonds without an appropriation pledge that make payments only from a state’s interest in the MSA.
Risks of Land-Secured or “Dirt” Bonds. These special assessment or special tax bonds are issued to promote residential, commercial and industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.
Risks of Borrowing and Leverage. The Fund can borrow up to one-third of the value of its total assets (including the amount borrowed) from banks, as permitted by the Investment Company Act of 1940. It can use those borrowings for a number of purposes, including for purchasing securities, which can create “leverage.” In that case, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. Borrowing for investment purposes might reduce the Fund’s return if the yield on the securities purchased is less than those borrowing costs. The Fund may also borrow to meet redemption obligations, for temporary and emergency purposes, or to unwind or contribute to trusts in connection with the Fund’s investment in inverse floaters (instruments also involving the use of leverage, as discussed below). The Fund currently participates in a line of credit with other Oppenheimer funds for its borrowing.
The Fund can participate in a committed reverse repurchase agreement program. Reverse repurchase agreements that the Fund may engage in also create leverage. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to a borrowing, reverse repurchase agreements provide the Fund with cash for investment and operational purposes. When the Fund engages in reverse repurchase agreements, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not engage in these transactions due to the effect of leverage. Reverse repurchase agreements create fund expenses and require that the Fund have sufficient cash available to repurchase the debt obligation when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security.
Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, may require the payment of premiums, may increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a clearinghouse may entail further risks and costs.
Inverse Floaters. The Fund invests in inverse floating rate securities (“inverse floaters”) because, under ordinary circumstances, they offer higher yields and thus provide higher income than fixed-rate municipal bonds of comparable maturity and credit quality. Because inverse floaters are leveraged instruments, the value of an inverse floater will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of comparable maturity and credit quality, including the municipal bond underlying an inverse floater. During periods of rising interest rates, the market values of inverse floaters will tend to decline more quickly than those of fixed-rate securities.
An inverse floater is created when a fixed-rate municipal bond is contributed to a trust. The trust issues two separate classes of securities: short-term floating rate securities with a fixed principal amount that represent a senior interest in the underlying municipal bond, and the inverse floater that represents a residual, subordinate interest in the underlying municipal bond. The trust issues and sells the short-term floating rate securities to third parties and the inverse floater to the Fund. The short-term floating rate securities generally bear short-term rates of interest. When interest is paid on the underlying municipal bond to the trust, such proceeds are first used to pay interest owing to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floater. Accordingly, the amount of such interest paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Inverse floaters produce less income when short-term interest rates rise (and, in extreme cases, may pay no income) and more income when short-term interest rates fall. Thus, if short-term interest rates rise after the issuance of the inverse floater, any yield advantage to the Fund is reduced and may be eliminated. Additionally, because the principal amount of the short-term floating rate security is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floater. Upon the occurrence of certain adverse events, a trust may be collapsed and the underlying municipal bond liquidated, and the Fund could lose the entire amount of its investment in the inverse floater and may, in some cases, be contractually required to pay the negative difference, if any, between the liquidation value of the underlying municipal bond and the principal amount of the short-term floating rate securities.
The Fund may invest in inverse floaters with any degree of leverage (measured by comparing the outstanding principal amount of related short-term floating rate securities to the par value of the underlying municipal bond). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floaters. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floaters held by the Fund to the total assets of the Fund. Nevertheless, the value of, and income earned on, an inverse floater that has a higher degree of leverage (represented by a larger outstanding principal amount of related short-term floating rate securities relative to the par value of the underlying municipal bond) will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond, and are more likely to be eliminated entirely under adverse market conditions.
Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax.

Who Is the Fund Designed For? The Fund is designed for investors seeking tax-free income. Due to the Fund’s emphasis on investment-grade securities and an intermediate effective average maturity intended to reduce overall portfolio volatility, the Fund’s yield may be lower than longer-term municipal bond funds or municipal bond funds that can invest more of their assets in lower-grade investments. Because it invests in tax-exempt securities, the Fund is not appropriate for a retirement plan or other tax-exempt or tax-deferred account. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance (for Class A Shares) from calendar year to calendar year and by showing how the Fund’s average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund’s past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund’s website: https://www.oppenheimerfunds.com/fund/RochesterLimitedTermMunicipalFund
Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 7.00% (3rd Qtr 09) and the lowest return for a calendar quarter was -10.29% (4th Qtr 08). For the period from January 1, 2016 to December 31, 2016 the cumulative return (not annualized) before sales charges and taxes was 3.02%.

The following table shows the average annual total returns for each class of the Fund’s shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.
Average Annual Total Returns for the periods ending December 31, 2016
	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 11/11/86)
Return Before Taxes	0.70%	1.74%	2.49%
Return After Taxes on Distributions	0.70%	1.74%	2.49%
Return After Taxes on Distributions and Sale of Fund Shares	2.07%	2.27%	2.89%

Class B Shares (inception 09/11/95)	(1.72)%	1.27%	2.22%

Class C Shares (inception 12/01/93)	1.28%	1.45%	1.96%

Class Y Shares (inception 01/31/11)	3.28%	2.48%	3.72%

Bloomberg Barclays Municipal Bond 5-Year (4-6) Index	(0.39)%	1.79%	3.74%
(reflects no deduction for fees, expenses, or taxes)			2.73%[1]

Consumer Price Index	2.07%	1.36%	1.81%
(reflects no deduction for fees, expenses, or taxes)			1.57%[1]
1.	As of 01/31/2011

Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.
Portfolio Managers. Scott S. Cottier, CFA, has been a Vice President of the Fund since October 2005 and has been a portfolio manager of the Fund since September 2002. Troy E. Willis, J.D., CFA, has been a Vice President of the Fund since October 2005 and has been a portfolio manager of the Fund since June 2003. Mark R. DeMitry, CFA, has been a Vice President of the Fund since June 2009 and has been a portfolio manager of the Fund since September 2006. Michael L. Camarella, CFA, has been a Vice President of the Fund since June 2009 and has been a portfolio manager of the Fund since January 2008. Charles S. Pulire, CFA, has been a Vice President of the Fund since September 2011 and has been a portfolio manager of the Fund since December 2010. Elizabeth S. Mossow, CFA, has been a Vice President of the Fund since January 2016 and has been a portfolio manager of the Fund since July 2013.
Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount.
Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.
Class B shares are no longer offered for new purchases. Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Government Money Market Fund.
Taxes. Dividends paid from net investment income on tax-exempt municipal securities will be excludable from gross income for federal individual income tax purposes. Dividends that are derived from interest paid on certain “private activity bonds” may be an item of tax preference if you are subject to the federal alternative minimum tax. Certain distributions may be taxable as ordinary income or as capital gains. The tax treatment of dividends is the same whether they are taken in cash or reinvested.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For More Information About Oppenheimer Rochester Limited Term Municipal Fund
You can access the Fund’s prospectus and SAI at https://www.oppenheimerfunds.com/fund/RochesterLimitedTermMunicipalFund. You can also request additional information about the Fund or your account:
Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)

Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For requests by courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014

Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

PR0860.001.0117